SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

The New Ireland Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

April __, 2016

Dear Stockholder,

Enclosed you will find Notices and a Proxy Statement for the Annual Meeting of Stockholders (the “Annual Meeting”) and a Special Meeting of Stockholders (the “Special Meeting” and together with the Annual Meeting, the “Meetings”) of The New Ireland Fund, Inc. (the “Fund”) to be held on Tuesday, June 14, 2016 at 9:00 a.m. and 9:30 a.m., New York time, respectively, at the Harvard Club, 27 West 44th Street, New York, NY 10036. At the Annual Meeting, stockholders will vote on the election of two Directors and such other matters as may properly come before the Annual Meeting. At the Special Meeting, stockholders will vote on the approval of an Investment Advisory Agreement between the Fund and Kleinwort Benson Investors International Ltd. and such other matters as may properly come before the Special Meeting.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meetings. Whether or not you plan to attend the Meetings in person, please take the time to cast your vote by telephone, via the Internet or by mailing in your proxy cards. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meetings.

We look forward to your continued support.

Sincerely,

Chairperson

The New Ireland Fund, Inc.

c/o BNY Mellon Investment Servicing

BNY Mellon Center

One Boston Place

201 Washington Street, 34th Floor

Boston, Massachusetts 02109

1-800-GO-TO-IRL (1-800-468-6475)

THE NEW IRELAND FUND, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

BNY Mellon Center

One Boston Place

201 Washington Street, 34th Floor

Boston, Massachusetts 02109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 14, 2016

To the Stockholders of The New Ireland Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of The New Ireland Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Tuesday, June 14, 2016 at 9:00 a.m., New York time, at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

1.       To elect two (2) Directors of the Fund (Proposal 1).

2.       To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

Only stockholders of record at the close of business on Wednesday, April 27, 2016 are entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof.

Whether or not you plan to attend the Annual Meeting in person, please vote your shares. As a convenience to our stockholders, you may now vote in any one of four ways:

•	Through the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed proxy card and postage paid envelope

•	In Person – at the Annual Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal above.

By order of the Board of Directors

Vincenzo A. Scarduzio, Esq.
Secretary

Dated:    April __, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. The Notice of Annual Meeting of Stockholders, Proxy Statement and the Fund’s most recent annual report are posted on the Fund’s website at www.newirelandfund.com.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE, OR COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH BELOW.

THE NEW IRELAND FUND, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

BNY Mellon Center

One Boston Place

201 Washington Street, 34th Floor

Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

June 14, 2016

To the Stockholders of The New Ireland Fund, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of The New Ireland Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Tuesday, June 14, 2016 at 9:30 a.m., New York time, at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

1.       To approve an Investment Advisory Agreement between the Fund and Kleinwort Benson Investors International Ltd. (Proposal 1).

2.       To consider and act upon any other business as may properly come before the Special Meeting or any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

Only stockholders of record at the close of business on Wednesday, April 27, 2016 are entitled to notice of, and to vote at, the Special Meeting or at any adjournments thereof.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. As a convenience to our stockholders, you may now vote in any one of four ways:

•	Through the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed proxy card and postage paid envelope

•	In Person – at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal above.

By order of the Board of Directors

Vincenzo A. Scarduzio, Esq.
Secretary

Dated:     April __, 2016

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Notice of Special Meeting of Stockholders, Proxy Statement and the Fund’s most recent annual report are posted on the Fund’s website at www.newirelandfund.com.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, WE ASK THAT YOU PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE, OR COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.        Joint Accounts: Joint owners should each sign, exactly as your names are shown in the registration.

3.       All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE NEW IRELAND FUND, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

BNY Mellon Center

One Boston Place

201 Washington Street, 34th Floor

Boston, Massachusetts 02109

ANNUAL MEETING OF STOCKHOLDERS

SPECIAL MEETING OF STOCKHOLDERS

June 14, 2016

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at each of the Annual Meeting of Stockholders (the "Annual Meeting") and the Special Meeting of Stockholders (the “Special Meeting” and together with the Annual Meeting, the “Meetings”) of the Fund to be held on Tuesday, June 14, 2016 at 9:00 a.m. and 9:30 a.m., New York time, respectively, at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders and the purpose of the Special Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Stockholders.

If each accompanying proxy is executed properly and returned by June 14, 2016 in time to be voted at the Meetings, shares represented by it will be voted at the Meetings in accordance with the instructions on the proxy. If your shares are held though a broker, your shares can be voted on the election of Directors in your broker’s discretion. A proxy may be revoked at any time prior to the time it is voted by executing a superseding proxy by telephone, the Internet or mail following the process described on the proxy card, by submitting a written notice to the Secretary of the Fund or by attendance at the relevant Meeting. Subject to the discussion below regarding abstentions and broker non-votes, all properly executed proxies received at or before the time of the relevant Meeting will be voted as specified in the proxy or, if no specification is made, will be voted FOR the election of Directors and FOR the approval of the proposed investment advisory agreement, as described in this Proxy Statement.

A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker “non-vote”. Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

A quorum of the Fund’s stockholders is required to properly conduct the business of the Meetings. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the relevant Meeting. In the event a quorum is not present at a Meeting, the Chairperson of the Meeting will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. Once a quorum is established, the stockholders present, either in person or by proxy, at a Meeting may continue to transact business until adjournment, notwithstanding the withdrawal from the Meeting of enough stockholders to leave fewer than would be required to establish a quorum. In the event a quorum is present at a Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on April 27, 2016 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meetings. As of the Record Date, the Fund had _________ shares of common stock outstanding and entitled to vote. At the Meetings, each share will be entitled to one vote, and fractional shares, if any, shall have proportionate voting rights. It is expected that the Notice of Annual Meeting, Notice of Special Meeting, Proxy Statement, and forms of proxy will be mailed to stockholders on or about April _, 2016.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, Internet or personal contact conducted by representatives of the Fund. AST Fund Solutions, LLC (“AST”) has been engaged to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $____. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms

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and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares and (c) supplementary solicitations to submit proxies, will be borne by Kleinwort Benson Investors International Ltd., the Fund’s investment adviser.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2015, is available upon request, without charge, by writing to The New Ireland Fund, Inc., C/O BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109, by accessing the Fund’s website at www.newirelandfund.com, by calling toll-free 1-800-468-6475, or by emailing investor.query@newirelandfund.com.

The date of this Proxy Statement is April __, 2016.

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ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, two Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I currently consists of Peter J. Hooper, Class II currently consists of David Dempsey and Michael Pignataro, and Class III currently consists of Margaret Duffy and Sean Hawkshaw. The two Directors in Class II are being considered for election at the Annual Meeting. If elected, each of Messrs. Dempsey and Pignataro will hold office for a term of three years and until their successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of David Dempsey and Michael Pignataro.

The nominees have consented to being named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors, but if that should occur before the Annual Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain organizations and publicly-held companies. For the purposes of the table below and this Proxy Statement, except as otherwise defined, the term “Independent Director” means those Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)), of the Fund, and the term “Interested Director” means those Directors who are “interested persons” of the Fund.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director

INDEPENDENT directors:

Margaret Duffy, 72 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Director and Chairperson of the Board of Directors	Director Since 2006 Chairperson of the Board Since 2015	Retired Partner, Arthur Andersen LLP and currently a Financial Consultant.	1

David Dempsey, 66 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Director	Since 2007	Managing Director, Bentley Associates L.P., - Investment Bank (1992 to present); Director, Hong Kong Association of New York (2014 to present).	1

Peter J. Hooper, 76 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Director	Director Since 1990	President, Hooper Associates-Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

Michael A. Pignataro, 56 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Director	Since 2015	Director, Credit Suisse Asset Management (2001 to 2013); Chief Financial Officer, Credit Suisse US Registered Funds (1996 to 2012); Trustee, INDEXIQ Trust, INDEXIQ ETF Trust and INDEXIQ Active ETF Trust (April 2015 to present).	1

* Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

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Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director

INTERESTED DIRECTOR:

Sean Hawkshaw, 51 Kleinwort Benson Investors International Ltd One Boston Place 201 Washington Street Boston, Massachusetts, 02109	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013	Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to Present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to 2013); Director, Kleinwort Benson Investors Institutional Funds PLC (2004 to 2013); Director, Kleinwort Benson Investors Qualifying Investor Fund, PLC (2006 to 2013); Director, Irish Auditing and Accounting Supervisory Authority (2006 to 2015); Director, KBC Asset Management (U.K.) Ltd (2002 to 2010); Director, Fusion Alternative Investments PLC (2008 to Present); Director, Irish Association of Investment Managers (2003 to Present).	1

OFFICERS***:

Sean Hawkshaw	President	Since 2011	See description above

Lelia Long, 53 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Treasurer	Since 2002	Investment Management and Compliance Consultant (2009 to present).

Salvatore Faia, 53 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Bryan Deering, 43 BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2013	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc. (2009 to 2012).

Vincenzo A. Scarduzio, 44 BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President, Director and Counsel, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to 2012); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

* Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

** Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with Kleinwort Benson Investors International Ltd, the investment adviser to the Fund.

*** Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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Equity Securities Beneficially Owned by the Directors

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies**
Independent Directors
David Dempsey	C	C
Margaret Duffy	E	E
Peter J. Hooper	D	D
Michael Pignataro	C	C

Interested Director
Sean Hawkshaw	A	A

* Key to Dollar Ranges

A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	Over $100,000

** As of April 27, 2016, the Family of Investment Companies consisted of only the Fund.

As of April 27, 2016, none of the Independent Directors, nor any of his or her immediate family members owned beneficially or of record securities in the Fund’s investment adviser, Kleinwort Benson Investors International Ltd., or any person directly or indirectly controlling, controlled by, or under common control with Kleinwort Benson Investors International Ltd.

Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Directors and officers. The Fund currently pays each of its Directors, who is not a managing director, officer, or employee of the Investment Adviser or any affiliate thereof an annual fee of $26,000 plus $2,000 for each meeting of the Board of Directors attended in person and $1,000 for each meeting of the Board of Directors attended via telephone. The Directors also receive a fee of $2,000 for each meeting of any Committee of the Board of Directors attended in person or via telephone, as well as for any stockholder meeting attended in person not held on the same day as a meeting of the Board of Directors. Prior to November 1, 2015, the annual fee was $25,000 and the Directors were paid $2,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended in person and $1,000 for each meeting attended via telephone. In addition, each Independent Director may be compensated for incremental work, over and above attending a meeting, as a member of an ad hoc committee. The Fund pays the Chairperson of the Board of Directors an additional retainer of $25,000 annually, pays the Chairman of the Audit and Valuation Committee an additional retainer of $6,000 annually and pays the Chairman of the Governance and Nominating Committee an additional retainer of $4,000. In addition, each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s administrator, receive reimbursement from the Fund for travel to and from Board of Director meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2015.

Compensation Schedule for the

Fiscal Year Ended October 31, 2015

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Independent Directors

Margaret Duffy Chairperson of the Board of Directors	$59,219.30	$0	N/A	$59,219.30

David Dempsey Director	$43,578.00	$0	N/A	$43,578.00

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Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Peter J. Hooper Director	$78,936.70	$0	N/A	$78,936.70

Michael Pignataro Director	$5,260.87	$0	N/A	$5,260.87

Interested Director

Sean Hawkshaw Director and President	$0	$0	N/A	$0

There were four regular meetings and one special meeting of the Board of Directors held during the fiscal year ended October 31, 2015. Each Director attended at least 75% of the aggregate total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which the Director served. Aggregate fees paid to the Board of Directors for the fiscal year ended October 31, 2015 were $186,994.87.

Additional Information about the Fund’s Board of Directors

Board Responsibilities

The Board of Directors has the overall responsibility for monitoring the operations of the Fund. The Board of Directors has approved contracts under which certain companies provide essential management services to the Fund. The Board of Directors is responsible for supervising the services provided by those companies.

Like most registered investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third-party service providers, such as the Investment Adviser, BNY Mellon and the Fund’s transfer agent. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business, and, consequently, for managing the risks associated with that business. The Board of Directors has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

As part of its oversight, the Board of Directors, acting at its scheduled meetings, or the Chairperson, acting between Board of Directors meetings, regularly interacts with and receives reports from service providers. Additionally, the Investment Adviser provides the Board of Directors with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. The Board of Directors continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer and personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit and Valuation Committee of the Board of Directors or to the entire Board of Directors with respect to various aspects of risk management. The Board of Directors and the Audit and Valuation Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Fund’s Chief Compliance Officer reports regularly to the Board of Directors to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board of Directors with a written report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board of Directors receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Investment Adviser’s Pricing Committee reports to the Board of Directors concerning any investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit and Valuation Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board of Directors oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by

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the Fund in its periodic reports with the Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods. The Board of Directors also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and their discussions with each service provider, the Chief Compliance Officer and the independent registered public accounting firm, the Board of Directors and the Audit and Valuation Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board of Directors recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board of Director’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board of Directors

There are currently five members of the Board of Directors, four of whom are Independent Directors. Margaret Duffy serves as Chairperson of the Board of Directors. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board of Directors consists of five members, four of which are Independent Directors, including the Chairperson, the fact that the Chairman of the Audit and Valuation Committee is an Independent Director and the amount of assets under management in the Fund. The Board of Directors also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Individual Director Qualifications

The Board of Directors has concluded that the Directors of the Fund should serve on the Board of Directors because of their ability to review and understand information about the Fund provided to them by management, identify and request other information they may deem relevant to the performance of their duties, question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund’s stockholders. In addition, the Board of Directors has concluded that each of the Directors should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

Independent Directors

The Board of Directors has concluded that Ms. Duffy should serve as a Director because of her experience in financial consulting, her experience and background in the public accounting profession, including serving as an audit partner on multinational companies for an international accounting firm and her experience serving as a director of other companies, and as a Director of the Fund since 2006.

The Board of Directors has concluded that Mr. Dempsey should serve as a Director because of the financial and management experience he gained serving as a managing director of an international investment banking firm since 1991, his knowledge of the financial services and banking industries, and his experience serving as a Director of the Fund since 2007.

The Board of Directors has concluded that Mr. Hooper should serve as a Director because of the business and management experience he has gained as President of the consulting firm he founded in 1994, his knowledge of and experience in the financial services industry, and his experience serving as a Director of the Fund since 1990.

The Board of Directors has concluded that Mr. Pignataro should serve as a Director because of the financial and management experience he gained as a director at an asset management company from 2001 to 2013, his experience as the chief financial officer of a mutual fund complex from 1996 to 2012, his knowledge of the mutual fund operations and the mutual fund industry and his experience serving as a Director of the Fund since 2015.

7

Interested Director

The Board of Directors concluded that Mr. Hawkshaw should serve as a Director because of his experience as Chief Executive Officer of KBI and his many years of experience in the asset management business. He has served as a Director of the Fund since March 5, 2013. Prior thereto, Mr. Hawkshaw served as a Director of the Fund from July 21, 2011 to June 5, 2012.

In its periodic assessment of the effectiveness of the Board of Directors, the Board of Directors considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board of Director’s overall composition so that the Board of Directors, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operation of the Fund. Moreover, references to the qualifications, attributes and skills of individual Directors are pursuant to requirements of the SEC, do not constitute that the Board of Directors, or any Director, possesses any special expertise or experience, and shall not be deemed to impose any greater responsibility, or liability, on any such person or on the Board of Directors by reason thereof.

Committees of the Board of Directors

Audit and Valuation Committee/Audit and Valuation Committee Report

The role of the Audit and Valuation Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process and to oversee the activities of the Investment Adviser’s Pricing Committee and perform the responsibilities assigned to the Audit and Valuation Committee in the Fund’s valuation policies and procedures. The Audit and Valuation Committee operates pursuant to a Charter that was most recently approved by the Board of Directors on February 14, 2014. A copy of the Audit and Valuation Committee Charter (the “Charter”) was included as Exhibit A to the Fund’s proxy statement dated April 30, 2014. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit and Valuation Committee consists of Messrs. Pignataro, Dempsey and Hooper, all of whom are “independent” Directors of the Fund, as defined in the listing standards of the New York Stock Exchange. The Board of Directors has determined that Mr. Pignataro is qualified to serve as the Fund’s Audit committee financial expert. The Audit and Valuation Committee is responsible for the engagement of the independent registered public accounting firm and reviewing with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit and Valuation Committee met two times during the fiscal year ended October 31, 2015.

In performing its oversight function, the Audit and Valuation Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit and Valuation Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Governance, AU Section 380, as modified or supplemented. The Audit and Valuation Committee has also received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as may be modified or supplemented, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit and Valuation Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit and Valuation Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit and Valuation Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Valuation Committee’s considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Fund's auditors are in fact "independent".

Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit and Valuation Committee referred to above and in the Charter, the Audit and Valuation Committee recommended that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2015.

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Submitted by the Audit and Valuation Committee of the Fund's Board of Directors

Michael Pignataro

David Dempsey

Peter J. Hooper

Governance and Nominating Committee

The Fund’s Governance and Nominating Committee is currently composed of Ms. Duffy and Messrs. Pignataro and Dempsey. All of the members of the Governance and Nominating Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The primary purposes and responsibilities of the Governance and Nominating Committee are (i) reviewing governance standards of the Board of Directors in light of best practices (with the understanding that the Board of Directors will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board of Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board of Directors; (iv) reviewing any policy matters affecting the operation of the Board of Directors or Board of Directors committees and making recommendations to the Board of Directors as deemed appropriate by the Governance and Nominating Committee; and (v) establishing and reviewing Director compensation.

The Governance and Nominating Committee met two times during the Fund's fiscal year ended October 31, 2015 and most recently on March 8, 2016 to consider the nomination of David Dempsey and Michael Pignataro.

If a vacancy on the Board of Directors were to exist, the Governance and Nominating Committee would consider recommendations for Independent Director candidates properly submitted by Fund stockholders. Stockholders should submit such recommendations for nomination in a signed writing addressed to the Secretary of the Fund. Any stockholder seeking to nominate a Director candidate (a “Proposed Nominee”) must provide timely notice of the nomination and include in the notice certain information regarding the Proposed Nominee, including, among other things: (i) information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), and (ii) whether the stockholder believes that the Proposed Nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act.

The Board of Directors has adopted a written charter for the Governance and Nominating Committee which was approved on November 7, 2013 and is available at the Fund’s website, www.newirelandfund.com. The Governance and Nominating Committee Charter describes the factors considered by the Governance and Nominating Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board of Directors members, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees thereof. The Governance and Nominating Committee will treat all equally qualified candidates in the same manner. The Governance and Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Independent Registered Public Accounting Firm

At a meeting held on December 15, 2015, the Audit and Valuation Committee, which consists entirely of Independent Directors selected Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania to serve as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2016. The selection of Tait Weller was subsequently ratified and approved by the entire Board of Directors. Tait Weller was also the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2015. Tait Weller has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no Tait Weller professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Tait Weller will not be present at the Annual Meeting, but will be available by telephone and have the opportunity to make a statement, if the representatives so desire, and to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of Tait Weller as independent registered public accounting firm.

Set forth in the table below are fees billed to the Fund by Tait Weller for professional services rendered to the Fund for the fiscal years ended October 31, 2014 and October 31, 2015. There were no other fees billed to the Fund.

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Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees

10/31/14	$38,000	-	$4,500	-

10/31/15	$38,500	-	$4,500	-

* Fees billed to the Fund in connection with tax consulting services, including the review of the Fund's income tax returns.

The Fund’s Audit and Valuation Committee Charter requires that the Audit and Valuation Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2014 and October 31, 2015 were pre-approved by the Audit and Valuation Committee.

Tait Weller did not bill any non-audit fees for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under the common control with the Investment Adviser that provides ongoing services to the Fund, for the fiscal years ended October 31, 2014 and October 31, 2015.

Stockholder Communications

Stockholders who wish to send communications to the Board of Directors should address them to the Board of Directors of the Fund, BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, MA 02109 or to investor.query@newirelandfund.com. All such communications will be directed to the Board of Director’s attention.

The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund attended the June 9, 2015 Annual Meeting of Stockholders.

Required Vote

In the election of a Director of the Fund, a plurality of the votes cast by the Fund stockholders represented at a meeting at which a quorum is present is required to elect a Director candidate. For this purpose, abstentions, broker non-votes and votes that are withheld will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

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SPECIAL MEETING OF STOCKHOLDERS

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

WITH KLEINWORT BENSON INVESTORS INTERNATIONAL LTD.

Kleinwort Benson Investors International Ltd. (“KBI” or the “Investment Adviser”) was appointed as investment adviser to the Fund pursuant to an investment advisory agreement between KBI and the Fund dated July 21, 2011 (the “Previous Advisory Agreement”).

KBI is a majority-owned subsidiary of Kleinwort Benson Investors Dublin Ltd. On January 14, 2016, KBI notified the Fund that Oddo & Cie SCA (“Oddo”) had raised its equity interest in BHF Kleinwort Benson Group SA, the ultimate indirect parent of Kleinwort Benson Investors Dublin Ltd., and intended to acquire 100% of the equity interest in BHF Kleinwort Benson Group SA, which could cause an “assignment” of the Previous Advisory Agreement under the 1940 Act resulting in its automatic termination. At a special meeting the Board of Directors held on January 22, 2016, the Directors, including a majority of the Independent Directors, approved an interim investment advisory agreement between KBI and the Fund (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act.

Pursuant to a tender offer and follow-on transaction, Oddo acquired 100% of the equity interest in BHF Kleinwort Benson Group SA, including a “controlling block” of BHF Kleinwort Benson Group SA’s voting securities on February 25, 2016. The acquisition of the controlling block caused an “assignment” of the Previous Advisory Agreement resulting in its automatic termination. Accordingly, the Interim Advisory Agreement took effect, with an effective date of March 10, 2016, which is 10 business days following the “assignment” of the Previous Advisory Agreement, as permitted by Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement has a term of the earlier of 150 days or the effective date of a new investment advisory agreement between KBI and the Fund. KBI is expected to remain autonomous with respect to its investment advisory business under the new ownership by Oddo.

The Board of Directors subsequently approved and recommended for stockholder approval a new investment advisory agreement between KBI and the Fund (the “New Advisory Agreement”). The New Advisory Agreement will become effective upon approval by stockholders. As discussed below, the New Advisory Agreement is substantially similar to the Previous Advisory Agreement and the Interim Advisory Agreement, except for the effective date and term of each agreement, and certain other immaterial exceptions. The fees for services payable under the New Advisory Agreement are the same as those that were payable under the Previous Advisory Agreement and are payable under the Interim Advisory Agreement.

Comparison of the Previous, Interim and New Advisory Agreements

At the Special Meeting, you will be asked to approve the New Advisory Agreement. A comparison of the proposed New Advisory Agreement and the Interim and Previous Advisory Agreements is included below. A form of the New Advisory Agreement is attached hereto as Appendix A. The Previous Advisory Agreement was last approved by the Board of Directors, including a majority of Independent Directors, at an in-person meeting on March 10, 2015, and was initially and last approved by stockholders on July 21, 2011.

The terms of the New Advisory Agreement are substantially similar to those of the Previous Advisory Agreement and Interim Advisory Agreement. The fees payable to KBI by the Fund under the New Advisory Agreement are identical to those payable under the Previous Advisory Agreement and Interim Advisory Agreement. If approved by stockholders, the New Advisory Agreement will expire two years from its effective date, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The following discussion provides a comparison of certain material terms of the Previous Advisory Agreement and Interim Advisory Agreement to the material terms of the New Advisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by KBI to the Funds under the New Advisory Agreement will be the same as those services provided by KBI to the Fund under the Previous Advisory Agreement and Interim Advisory Agreement. The Previous Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement each provide that KBI undertakes and agrees (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund’s investment objective and policies and in accordance with guidelines and directions from the Fund’s Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund’s business subject to the direction and control of the Fund’s Board of Directors; and (iii) to maintain and furnish or cause to be maintained and furnished for the Fund all records, reports and other information required under the 1940 Act to the extent that such records, reports and other information are not maintained or furnished by the administrators, custodians or other agents of the Fund. The investment advisory services will be provided by the same KBI personnel under the New Advisory Agreement as under the Previous Advisory Agreement and Interim Advisory Agreement. KBI does not anticipate that the ownership by Oddo will have any adverse effect on the performance of its obligations under the New Advisory Agreement.

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Fees. The fees payable to KBI under the New Advisory Agreement are identical to the fees payable to KBI under the Previous Advisory Agreement and Interim Advisory Agreement. Specifically, under the Previous Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, the Fund has agreed to pay KBI a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million, and 0.50% of the value of the average daily net assets of the Fund in excess of $100 million. The Fund paid a fee of $493,605 to KBI for the Fund’s most recent fiscal year for services performed under the Previous Advisory Agreement.

Payment of Expenses. Under each of the Previous Advisory Agreement, Interim Advisory Agreement and New Advisory Agreements, KBI undertakes and agrees (i) to furnish at its expense for the use of the Fund such office space and facilities as the Fund may reasonably require for its needs in Dublin, Ireland, and to furnish at its expense clerical services in the United States or Ireland related to research, statistical and investment work; and (ii) to pay the reasonable salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors as are directors, officers or employees of KBI or any of its affiliates. Under each of the Previous Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, the Investment Adviser shall bear all expenses arising out of its duties but shall not be responsible for any other expenses of the Fund other than those specifically allocated to the Investment Adviser as described in the Agreement. The expenses to be borne by the Fund under the New Advisory Agreement are the same as in the Previous Advisory Agreement and Interim Advisory Agreement.

Continuance. The Previous Advisory Agreement was renewed for a one-year period at the March 10, 2015 in-person meeting of the Board of Directors and, if not terminated, could have been continued in effect thereafter if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. The Interim Advisory Agreement has a term of 150 days, which term may not be renewed. If the stockholders approve the New Advisory Agreement, the New Advisory Agreement will expire two years from its effective date, unless its continuance is approved in the manner required by the 1940 Act and the rules thereunder. The Previous Advisory Agreement and the New Advisory Agreement both contain the same provisions regarding continuance of the agreement, with the exception of the date of effectiveness.

Termination. Each of the Previous Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement provides for termination without penalty, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Investment Adviser upon 60 days’ written notice delivered or sent to the other party. As with the Previous Advisory Agreement and Interim Advisory Agreement, the New Advisory Agreement also will terminate automatically in the event of assignment.

Board Considerations in Approving the New Advisory Agreement

The New Advisory Agreement was approved by the Board of Directors, including a majority of the Independent Directors, at an in-person meeting on March 8, 2016 after consideration of all factors determined to be relevant to their deliberations, including those discussed below. The Board of Directors authorized the submission of the New Advisory Agreement for consideration by the Fund’s stockholders in this Proxy Statement.

The Approval Process. In considering the approval of the New Advisory Agreement, the Board of Directors reviewed a variety of information provided by the Investment Adviser and BNY Mellon Investment Servicing (US) Inc., the Fund’s administrator (the “Administrator”), including comparative performance, fee and expense information, other information regarding the nature, extent and quality of services provided by the Investment Adviser and a report on Oddo’s acquisition of BHF Kleinwort Benson Group SA and its potential impact on the services provided to the Fund, if any. The materials provided to the Directors included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Previous Advisory Agreement to the Investment Adviser; (iv) a report prepared by the Investment Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law. The Directors, including the Independent Directors, also considered other matters such as: (i) the Investment Adviser’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Investment Adviser’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Investment Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board of Directors was afforded the opportunity to ask questions of and request additional materials from the Investment Adviser.

2

In addition to the materials requested by the Directors in connection with their consideration of the New Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board of Directors that provided information relating to the services provided by the Investment Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed approval in a private session with counsel at which no representatives of the Investment Adviser were present. In reaching their determinations relating to approval of the New Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

1) the total compensation to be received, directly or indirectly, by the Investment Adviser;

2) the expenses to be incurred by the Investment Adviser in performing services under the New Advisory Agreement;

3) the Fund’s expense ratio;

4) the possible reduction in advisory fees to reflect economies of scale;

5) competitive prices for comparable services;

6) competitive expense ratios; and

7) past performance and reliability of the Investment Adviser.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the New Advisory Agreement are included in the factors listed below.

Nature, Extent and Quality of Services Provided by the Investment Adviser. The Directors considered the nature, extent and quality of services provided by the Investment Adviser under the Previous Advisory Agreement and to be provided under the New Advisory Agreement and noted that the scope of services continues to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Investment Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the Investment Adviser’s investment experience, the quality of the investment research capabilities of the Investment Adviser and the other resources dedicated to performing services for the Fund. The quality of other services, including the Investment Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Previous Advisory Agreement and New Advisory Agreement.

Costs of Services Provided and Profitability to the Investment Adviser. At the request of the Directors, the Investment Adviser provided information concerning the profitability to the Investment Adviser of the Previous Advisory Agreement. The Directors reviewed with the Investment Adviser assumptions and methods of allocation used by the Investment Adviser in preparing this Fund-specific profitability data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Investment Adviser’s expenses. The Directors recognized that the Investment Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Investment Adviser’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out Benefits. The Directors also considered so-called “fall-out benefits” to the Investment Adviser and its affiliates, such as reputational and other benefits from the Investment Adviser’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits. The Investment Adviser advised the Directors that no portfolio transactions were expected to be allocated pursuant to arrangements whereby the Investment Adviser receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities. As a result, none of the Investment Adviser’s research or other expenses was anticipated to be offset by the use of the Fund’s commissions.

Investment Results. The Directors considered the investment results of the Fund as compared to the five other single country developed markets closed-end equity funds (“Peer Funds”) based on the information provided by Broadridge, an independent third-party provider of investment company data, and by reviewing the performance of the Fund’s benchmark. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

The comparative information showed that the performance of the Fund compared favorably to the Peer Funds over the one-, three-, five-and 10-year periods ended January 31, 2016. It was also noted that the Fund’s diversification requirements limited its investment flexibility compared to other advisory accounts advised by the Investment Adviser. Based upon this review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

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Advisory Fee. The Investment Adviser reviewed with the Directors the major differences in the scope of services it provides to institutional clients and to the Fund. For example, despite not being required under the New Advisory Agreement, the Investment Adviser provides, among other things, a consultant who serves as an officer of the Fund (which officer provides required certifications, with the attendant costs and exposure to liability). The Investment Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

The information provided by Broadridge showed that the Fund’s effective combined advisory fee and administration fee rate of approximately 0.796% (based on net assets at October 31, 2015) was well within the range of advisory fees and administration fees paid by the Peer Funds, and was below the median for the group.

The Directors recognized the limitations on the usefulness of these comparisons, given the potential varying nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services being provided by the Investment Adviser to its other clients.

The Directors took into account that, although the Investment Adviser may realize economies of scale in managing the Fund as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the Fund’s net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of the Peer Funds. It was noted that the Fund’s total expense ratio of 1.681% was higher in comparison to the median of the expense ratios of the Peer Funds. The Directors considered the factors that impacted the Fund’s expenses.

After considering this information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint in the advisory fee being set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Investment Adviser were appropriate in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly.

Based on their evaluation of all factors that they deemed to be materials, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and the Investment Adviser were fair and reasonable and that the approval of the New Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the New Advisory Agreement.

Additional Information About the Investment Adviser

Kleinwort Benson Investors International Ltd. is a limited liability company organized under the laws of the Republic of Ireland. The registered office of the KBI is 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. KBI is a majority-owned subsidiary of Kleinwort Benson Investors Dublin Ltd., which is indirectly and wholly owned by BHF Kleinwort Benson Group SA, which in turn is wholly owned by Oddo. BHF Kleinwort Benson Group SA is the parent company of an asset management group managing approximately $65.2 billion in assets as of June 30, 2015 for a range of private and corporate clients. The registered offices of BHF Kleinwort Benson Group SA are located at 14 St. George St., London, England W1S 1FE.

KBI is registered as an investment adviser under the Investment Advisers Act of 1940. Founded in 1980, KBI is an institutional asset manager, managing approximately $9.1 billion in assets as of March 31, 2016 for clients based in the US, Canada and Asia. The Investment Adviser currently manages specialist equity strategies which are offered to institutional investors on both a segregated and commingled basis. In providing these services, the Investment Adviser directs and manages the investment and reinvestment of assets in client accounts. The Investment Adviser also provides non-discretionary investment advisory services in the form of investment model provision.

Noel O’ Halloran, Chief Investment Officer of KBI, will continue to serve as the portfolio manager of the Fund and have responsibility for the day-to-day management of the Fund’s portfolio. Mr. O'Halloran joined KBII in 1992, was promoted to Head of Equities in 1996 and was appointed Chief Investment Officer in 2002. As Chief Investment Officer, he has overall responsibility for investment process and performance of the firm's assets across the various asset classes and specialist equity portfolios. He has specifically managed equity portfolios across Irish, European, Asian and U.S. equity markets. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance

4

and is an Associate of the Institute of Investment Management and Research. He is also an associate member of the Chartered Financial Analyst institute. Mr. O'Halloran has managed the Fund since July 21, 2011.

The following persons serve as the principal executive officers of the Investment Adviser at the address for the Investment Adviser listed above:

Name	Positions Held With the Investment Adviser	Principal Occupation

Sean Hawkshaw*	Chief Executive Officer and Director	Chief Executive Officer and Director of Kleinwort Benson Investors International Ltd. and Kleinwort Benson Investors Dublin Ltd.

Noel O’Halloran	Chief Investment Officer	Chief Investment Officer and Director of Kleinwort Benson Investors Dublin Ltd.

Gerard Solan	Chief Operational Officer and Chief Financial Officer	Chief Operational Officer, Chief Financial Officer and Director of Kleinwort Benson Investors Dublin Ltd.

Derval Murray	Chief Compliance Officer and Company Secretary	Chief Compliance Officer and Director of Kleinwort Benson Investors Dublin Ltd.

Geoff Blake	Head of Business Development and Director	Head of Business Development and Director of Kleinwort Benson Investors International Ltd.

* Mr. Hawkshaw also serves as a Director of the Fund, as noted above.

KBI does not serve as investment adviser to any registered investment companies that have similar investment objectives and strategies to the Fund.

Required Vote

Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. A “majority of the outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Fund’s shares of common stock, present at a meeting of shareholders, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares. For this purpose, abstentions and broker non-votes will have the effect of a vote “against” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

5

ADDITIONAL INFORMATION

Investment Adviser

As described above, Kleinwort Benson Investors International Ltd, One Boston Place, 201 Washington St., Boston, MA 02109, and headquartered at 2 Harbourmaster Place, 3rd floor, IFSC, Dublin 1, Ireland currently serves as the Fund's investment adviser.

Administrator

BNY Mellon Investment Servicing (US) Inc. acts as the Fund’s administrator pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of BNY Mellon is One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109.

Voting Results

Stockholders of the Fund will be informed of the voting results of the Meetings in the Fund’s Annual Report for the year ending October 31, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

To the knowledge of the Fund, as of the Record Date, (i) the Directors and officers of the Fund as a “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) owned less than 1% of the outstanding securities of the Fund, and (ii) other than the stockholders listed below, no person owned of record or owned beneficially more than 5% of the Fund’s outstanding shares. This information is based on the Fund’s review of filings made pursuant to Section 13 of the 1934 Act.

Stockholder Name and Address	Number of Shares Beneficially Owned	Percent of Shares

Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	804,852	15.98%

1607 Capital Partners, LLC 4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	441,004	8.80%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund’s securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the Fund's review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended October 31, 2015 these persons complied with all such applicable filing requirements.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meetings, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of a Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2017 must be received by the Fund within the period beginning December 2, 2016 and ending January 1, 2017 in order to be included in the Fund's proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws. In addition, stockholders seeking to nominate an individual for election to the Board of Directors, or seeking to propose other

1

business (that is a proper matter for action by the stockholders) to be considered by the stockholders at an annual meeting of stockholders, must provide timely notice of the proposal in a signed writing addressed to the Secretary of the Fund.

Vincenzo A. Scarduzio, Esq.
Secretary

Dated: April __, 2016

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE THROUGH THE INTERNET OR BY TELEPHONE, OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARDS IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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Appendix A

INVESTMENT ADVISORY AGREEMENT

Agreement, dated and effective as of ______ __, 2016, between THE NEW IRELAND FUND, INC., a Maryland corporation (herein referred to as the “Fund”) and KLEINWORT BENSON INVESTORS INTERNATIONAL LIMITED, a limited liability company organized under the laws of the Republic of Ireland (herein referred to as the “Investment Adviser”).

WITNESSETH: That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

1. The Investment Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund’s investment objective and policies and in accordance with guidelines and directions from the Fund’s Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund’s business subject to the direction and control of the Fund’s Board of Directors; (iii) to maintain and furnish or cause to be maintained and furnished for the Fund all records, reports and other information required under the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that such records, reports and other information are not maintained or furnished by the administrators, custodians or other agents of the Fund; (iv) to furnish at the Investment Adviser’s expense for the use of the Fund such office space and facilities as the Fund may reasonably require for its needs in Dublin, Ireland, and to furnish at the Investment Adviser’s expense clerical services in the United States or Ireland related to research, statistical and investment work; and (v) to pay the reasonable salaries and expenses of such of the Fund’s officers and employees (including, where applicable, the Fund’s share of payroll taxes) and any fees and expenses of such of the Fund’s directors as are directors, officers or employees of the Investment Adviser or any of its affiliates, provided, however, that the Fund, and not the Investment Adviser or any of its affiliates, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser or any of its affiliates to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Investment Adviser shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Investment Adviser in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Investment Adviser shall not be responsible, except to the extent of the compensation of such of the Fund’s employees as are directors, officers or employees of the Investment Adviser whose services may be involved, for the following expenses of the Fund: organization expenses (but not the overhead or employee costs of the Investment Adviser); legal fees and expenses of counsel (United States and Irish) to the Fund and, if counsel is retained by the directors who are not “interested persons” of the Fund, of such counsel; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions, stamp duties or other costs of acquiring, disposing or maintaining any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

2. In connection with the rendering of the services required under paragraph 1, the Fund may contract with or consult with such banks, other securities firms or other parties in Ireland or elsewhere as it may deem appropriate to obtain, advice regarding economic factors and trends, advice as to currency exchange matters and clerical and accounting services and other assistance.

3. The Fund agrees to pay in U.S. dollars to the Investment Adviser, as full compensation for the services to be rendered and expenses to be borne by the Investment Adviser hereunder, a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million, and 0.50% of the value of the average daily net assets of the Fund in excess of $100 million. For purposes of computing the monthly fee, the daily net assets of the Fund for a month shall be determined as of the close of business in New York each day with respect to which such last business day falls within that month, and the aggregate value of all such daily net assets shall be divided by the number of such days in such month. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the 1940 Act and the directions of the Fund’s Board of Directors. Such fee shall be computed beginning on the effective date of this Agreement (the “Effective Date”) until the termination, for whatever reason, of this Agreement. The fee for the period from the end of the last month ending prior to termination of this Agreement to the date of termination and the fee for the period from the Effective Date through the end of the month in which the Effective Date occurs shall be pro rated according to the proportion which such period

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bears to the full monthly period. Except as provided below, each payment of a monthly fee to the Investment Adviser shall be made within ten days of the first day of each month following the day as of which such payment is computed. Upon the termination of this Agreement before the end of any month, such fee shall be payable on the date of termination of this Agreement.

4. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

5. Nothing herein shall be construed as prohibiting the Investment Adviser from providing investment management and advisory services to, or entering into investment management and advisory agreements with, other clients, including other registered investment companies and clients which may invest in securities of Irish issuers, or from utilizing (in providing such services) information furnished to the Investment Adviser as contemplated by section 2 of this Agreement; nor, except as explicitly provided herein, shall anything herein be construed as constituting the Investment Adviser an agent of the Fund.

6. The Investment Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Adviser nor its officers, directors, employees, agents or controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of reckless disregard on the part of the Investment Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Adviser.

7. This Agreement shall remain in effect for a period of two years from the date on which it is approved by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time without penalty, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Investment Adviser upon 60 days’ written notice delivered or sent to the other party, and (b) shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Adviser’s business shall not be deemed to be an assignment for the purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated, or pledged by either party hereto other than pursuant to Section 7. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not interested persons of the Fund or of the Investment Adviser or of an entity regularly furnishing investment advisory services with respect to the Fund pursuant to any agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval.

9. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms “interested person”, “assignment”, and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

10. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile is sent to the address set forth below) to the following address or facsimile numbers:

If to Kleinwort Benson Investors International Ltd., to the attention of Geoff Blake, Kleinwort Benson Investors International Limited, 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.

If to the Fund, to the attention of Treasurer, The New Ireland Fund, Inc., c/o BNY Mellon Center, One Boston Place, 201 Washington Street, 34th Floor, Boston, MA 02109, or to such other address as to which the recipient shall have informed the other parties in writing.

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Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile and confirmatory letter are sent.

11. Each party hereto irrevocably agrees, that any suit, action or proceeding against the Investment Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with such suit, action or proceeding by mailing a copy thereof registered or certified, mail, postage prepaid, to their respective addresses as set forth in this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

THE NEW IRELAND FUND, INC.

By:
Name:
Title:

KLEINWORT BENSON INVESTORS INTERNATIONAL LTD.

By:
Name:
Title:
By:
Name:
Title:

A-4

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 14, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.newirelandfund.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20200000000000000000 6 061416

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ David Dempsey (Class II Director)
○ Michael Pignataro (Class II Director)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 14, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.newirelandfund.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20200000000000000000 6 061416

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ David Dempsey (Class II Director)
○ Michael Pignataro (Class II Director)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THE NEW IRELAND FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders ---- June 14, 2016

The undersigned hereby appoints Margaret Duffy, Lelia Long and Vincenzo Scarduzio, and each of them, attorneys-in-fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 27, 2016 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 14, 2016, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys-in-fact and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued on the reverse side)

1.1 14475

SPECIAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 14, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.newirelandfund.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030000000000000000 4 061416

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
(1) To approve an Investment Advisory Agreement between The New Ireland Fund, Inc. and Kleinwort Benson Investors International Ltd.	☐	☐	☐

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the approval of the Investment Advisory Agreement. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 14, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.newirelandfund.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000000000000000 4 061416

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
(1) To approve an Investment Advisory Agreement between The New Ireland Fund, Inc. and Kleinwort Benson Investors International Ltd.	☐	☐	☐

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the approval of the Investment Advisory Agreement. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THE NEW IRELAND FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Special Meeting of Stockholders ---- June 14, 2016

The undersigned hereby appoints Margaret Duffy, Lelia Long and Vincenzo Scarduzio, and each of them, attorneys-in-fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 27, 2016 at the Special Meeting of Stockholders (the "Meeting") to be held on June 14, 2016, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys-in-fact and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued on the reverse side)

1.1 14475